SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam OTC Emerging Growth Fund -- Class A Shares
Fiscal period ending: July 31, 1996

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years

P   =  Initial Investment        $1,000
$1,000 $1,000

ERV =  Ending Redeemable Value   $1,104
$2,549 $4,371
T   =  Average Annual
       Total Return               10.41%    20.58%       15.89%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam OTC Emerging Growth Fund -- Class B Shares
Fiscal period ending:  July 31, 1996
Inception date (if less than 10 years of performance): July 15,
1993


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,137      N/A       $1,783

T   =  Average Annual
       Total Return               11.37%     N/A          20.87%*

                   *Life of fund, if less than 10 years

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam OTC Emerging Growth Fund -- Class M Shares
Fiscal period ending:  July 31, 1996
Inception date (if less than 10 years of performance):  December
2, 1994


TOTAL RETURN

Formula  --  Cumulative Total Return:      ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000                 N/A
$1,000

ERV =  Ending Redeemable Value   $1,125                 N/A
$1,550

T   =  Cumulative Total Return   12.51%    N/A           30.24%*

                   *Life of fund, if less than 10 years

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam OTC Emerging Growth Fund -- Class Y Shares
Fiscal period ending:  July 31, 1996
Inception date (if less than 10 years of performance):  July 12,
1996

TOTAL RETURN

Formula  --  Cumulative Total Return:      ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000


ERV =  Ending Redeemable Value   N/A       N/A          $946

T   =  Cumulative Total Return   N/A       N/A          -5.37%*

                   *Life of fund, if less than 10 years